Borrowing Arrangements	3 Months Ended
Mar. 31, 2021
Groop Internet Platform Inc [Member]
Borrowing Arrangements
NOTE 4:-	BORROWING ARRANGEMENTS
On March 15, 2021, the Company entered into a credit and security agreement (the “Credit Agreement”) by and among, the Company and Talkspace Network LLC, as borrowers (each and collectively, jointly and severally, “Borrower”) and JPMorgan Chase Bank, N.A. and the other loan parties party thereto to provide Borrower with a term loan of up to $15,000, which is available to be drawn in a period of twelve months. The term loan will be required to be repaid within thirty-six
months, beginning twelve months from the effective date of the Credit Agreement. In addition, under the Credit Agreement Borrower was provided with a credit line of up to $5,000, available for a period of two years from the effective date of the Credit Agreement.
Under the Credit Agreement, Borrower is required to maintain a minimum 85% of the net revenue disclosed in the annual projections. The loans bear interest at a per annum rate equal to (x) in respect of each term loan, the greater of (i) the prime rate plus the Applicable Margin or (ii) 4.75%, and (y) in respect of each revolving loan, the greater of (i) the prime rate plus the Applicable Margin or (ii) 3.75%. “Applicable Margin” is (x) in respect of each term loan, 1.50% per annum and (y) in respect of each revolving loan, 0.50% per annum.
As of March 31, 2021, the Company did not have any outstanding borrowings under the Credit Agreement. On May 7, 2021, the Company borrowed $6,000 under the Credit Agreement to provide for additional liquidity. Following the May 7, 2021 borrowing, the Company had a remaining borrowing capacity of $14,000 under the Credit Agreement.
In accordance with the Credit Agreement entered into on March 15, 2021, the Company issued a warrant (the “Warrant”) to JPMorgan Chase Bank, N.A. to purchase 114,454 shares at an exercise price of $0.01 per share in the case that, prior to June 30, 2021, the Company has neither (i) closed the Mergers nor (ii) received net proceeds of at least twenty million dollars ($20,000) in connection with the issuance of additional equity interests. If the Company either closes the Mergers or receives such net proceeds from an equity issuance prior to June 30, 2021, the Warrant will be exercisable for zero shares and will automatically terminate. Otherwise, the Warrant will be exercisable until March 15, 2031 unless earlier terminated by the lender. During the three months ended March 31, 2021, the Company recorded $125 in additional paid-in
capital related to the estimated value of the issued warrant.
During the three months ended March 31, 2021, the Company recorded debt issuance costs of $175 which comprised of $50 in upfront fees and $125 for the issued warrant. These costs will be amortized over the term of the Credit Agreement. The upfront fees were included in accrued expenses as of March 31, 2021.